                            PRUDENTIAL MUTUAL FUNDS
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

                                       August 22, 1996

Dear Shareholder:

  Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

  Meetings of your Fund and of other Funds within the Prudential Mutual Fund Complex are being held on October 30, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for these Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

  We have retained an outside proxy solicitation firm to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

  You will receive a separate proxy statement and proxy card for each Fund that you own. If you hold shares in more than one of the Funds or you have more than one account holding Fund shares (E.G., an individual account AND an IRA), you will receive multiple copies of this Proxy Statement and proxy cards for each of your Fund accounts. Please vote each proxy card you receive.

  Thank you for your attention to this matter and for your continuing investment in the Prudential Mutual Funds.

                                       Very truly yours,

                                       /s/ Richard A. Redeker
                                       Richard A. Redeker
                                       President
                                       Prudential Mutual Fund Management

 Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" the nominees for Board member and "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q:WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:The purpose of this proxy is to ask you to vote on three primary issues:

  .to elect Board members;

  .to approve changes to your Fund's fundamental investment restrictions; and

  .to ratify the selection of your Fund's independent accountants for the current year.

Q:WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A: In the past, when we have solicited proxies for your Fund, we have generally enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for these Funds.

Q: WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A: You will receive a separate proxy statement for each Fund that you own.
   Also, if you hold shares in more than one account, for example, in an individual account AND in an IRA, you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q: WHY ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A: An advisory group comprised of selected independent directors and trustees of the Prudential Mutual Funds, including a number of the existing Board members of the Funds (the Advisory Group), assisted by representatives of Prudential Mutual Fund Management, formed a corporate governance task force and considered issues relating to the management and governance of the Funds. The Advisory Group recommended to the Fund Boards, as part of an overall plan to coordinate and enhance the efficiency of the operation of the Funds, that the Prudential Mutual Funds should be restructured with fewer boards in the Complex. The Fund Boards adopted the recommendations of the Advisory Group and nominated eleven individuals (twelve with respect to Command Government, Command Money and Command Tax-Free Funds) drawn primarily from existing Boards. Eight of the individual Board nominees are independent of Prudential (nine with respect to Command Government, Command Money and Command Tax-Free Funds). Said differently, if the Shareholders approve the proposal and the nominees are elected, more of the Prudential Mutual Funds would have identical Board compositions than presently is the case. The Boards believe that coordinated governance through this Board restructuring will benefit each of the Funds.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A: No. The management fees charged to each Fund will remain the same.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' AND TRUSTEES' FEES?

A: For the most part, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently.

Q: WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY
   BEING CHANGED?

A: A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote-- EVEN IF THE CHANGES ARE MINOR. The law requires certain

                                     (ii)
   investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions either when the Fund was created or at a later date, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

  The Fund Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated and that other fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility.

Q: DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY
   FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A: No. None of the proposals would change the investment objective of any Fund.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL
   RESTRICTIONS?

A: The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a major restructuring of any Fund's investment portfolio. The changes will allow each applicable Fund greater flexibility to respond to investment opportunities. By making certain investment policies and restrictions non-fundamental, the Board may make changes in the future that it considers desirable without the necessity of a shareholder vote and without incurring additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of each Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each proposal that applies to your Fund.

 The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.


                                     (iii)

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Enclosed you will find one or more proxy cards relating to each of the Funds for which you are entitled to vote. Please indicate your voting instructions on each of the enclosed proxy cards, date and sign them, and return them in the envelope provided. If you sign, date and return a proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director or trustee named in the attached proxy statement and "FOR" all other proposals indicated on the cards. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing in your proxy cards promptly. Unless proxy cards are signed by the appropriate persons as indicated in the instructions below, they will not be voted.


                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                       VALID SIGNATURE
- ------------                                       ---------------
Corporate Accounts
  (1) XYZ Corp. .................................. XYZ Corp.
                                                   Jane L. Doe, Treasurer
  (2) XYZ Corp. .................................. Jane L. Doe, Treasurer
  (3) XYZ Corp. c/o Jane L. Doe, Treasurer........ Jane L. Doe
  (4) XYZ Corp. Profit Sharing Plan............... Jane L. Doe, Trustee
Partnership Accounts
  (1) The ABC Partnership......................... Robert Fogg, Partner
  (2) Fogg and Hale, Limited Partnership.......... Robert Fogg, General Partner
Trust Accounts
  (1) ABC Trust Account........................... William X. Smith, Trustee
  (2) Ron F. Anderson, Trustee u/t/d 12/28/78..... Ron F. Anderson
Custodial or Estate Accounts
  (1) Katherine T. John, Cust. F/b/o Albert T.
   John, Jr. UGMA/UTMA............................ Katherine T. John
  (2) Estate of Katherine T. John................. Albert T. John, Executor

                                     (iv)

                            COMMAND GOVERNMENT FUND
                              COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                     PRUDENTIAL GLOBAL GENESIS FUND, INC.
              PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
                     PRUDENTIAL PACIFIC GROWTH FUND, INC.
                  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
                     PRUDENTIAL TAX-FREE MONEY FUND, INC.
                          PRUDENTIAL WORLD FUND, INC.
                               ----------------
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292
                               ----------------

                                   NOTICE OF
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON

                               OCTOBER 30, 1996
                               ----------------

TO THE SHAREHOLDERS:

  Joint meetings of the shareholders of each of the above-listed investment companies (Funds) will be held at One Seaport Plaza, 199 Water Street, 35th Floor, New York, New York, on October 30, 1996 at 9:00 a.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:

  (1) For Command Government Fund, Command Money Fund and Command Tax-Free Fund, to elect twelve Trustees; for all other Funds, to elect eleven members to its Board of Directors.

  (2) For each Fund, to approve certain changes to such Fund's fundamental investment restrictions.

  (3) For each Fund, to ratify the selection of independent accountants for such Fund's current fiscal year.

  (4) For each Fund, to transact such other business as may properly come before the meeting and any adjournments thereof.

  For Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc. and Prudential World Fund, Inc., the meetings will be the Funds' annual meetings. For the other Funds, the meetings are special meetings.

  You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on August 9, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                       By order of the Boards.

                                       S. Jane Rose
                                       Secretary

August 22, 1996

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER
 SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                            COMMAND GOVERNMENT FUND
                              COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                     PRUDENTIAL GLOBAL GENESIS FUND, INC.
              PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
                     PRUDENTIAL PACIFIC GROWTH FUND, INC.
                  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
                     PRUDENTIAL TAX-FREE MONEY FUND, INC.
                          PRUDENTIAL WORLD FUND, INC.

                               ----------------
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

                              (800) 225-1852
                               ----------------

                                PROXY STATEMENT
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1996
                               ----------------

  This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of Shareholders to be held at 199 Water Street, New York, New York 10292, on October 30, 1996, at 9:00 a.m., Eastern time, or any adjournment or adjournments thereof. For Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc. and Prudential World Fund, Inc., the Meetings are the Funds' Annual Meetings of Shareholders. For each other Fund, the Meetings are Special Meetings. This proxy statement is being first mailed to Shareholders on or about August 26, 1996.

  Each Fund is a registered management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation, except for Command Government Fund, Command Money Fund and Command Tax-Free Fund, which are organized as Massachusetts business trusts. Each Fund's shares of common stock, in the case of Maryland corporations, or shares of beneficial interest, in the case of Massachusetts business trusts, are referred to as "Shares," and the holders of the Shares are "Shareholders"; each Fund's board of directors or trustees is referred to as a "Board," and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be. A listing of the formal name for each Fund, the abbreviated name for each Fund that is used in this proxy statement and the proposals applicable to each Fund are set forth below.

                                                  ABBREVIATED NAME   PROPOSALS
                                                    USED IN THIS    APPLICABLE
FUND NAME                                         PROXY STATEMENT     TO FUND
- ---------                                         ----------------  ----------
Command Government Fund......................... Command Government 1, 2, and 3
Command Money Fund.............................. Command Money      1, 2, and 3
Command Tax-Free Fund........................... Command Tax-Free   1, 2, and 3
Prudential Europe Growth Fund, Inc.............. Europe Growth      1, 2, and 3
Prudential Global Genesis Fund, Inc............. Global Genesis     1, 2, and 3
Prudential Institutional Liquidity Portfolio,
 Inc............................................ PILP               1, 2, and 3
Prudential Natural Resources Fund, Inc.......... Natural Resources  1, 2, and 3
 (formerly Prudential Global Natural Resources
  Fund, Inc.)
Prudential Pacific Growth Fund, Inc............. Pacific Growth     1, 2, and 3
Prudential Special Money Market Fund, Inc....... Special Money      1, 2, and 3
Prudential Tax-Free Money Fund, Inc............. Tax-Free Money     1, 2, and 3
Prudential World Fund, Inc...................... World Fund         1, 2, and 3
 (formerly Prudential Global Fund, Inc.)

  Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Funds' Manager under a management agreement with each Fund (the Management Agreement). Investment advisory services are provided to each Fund by PMF through its affiliate, The Prudential Investment Corporation (PIC or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a subadvisory agreement. PMF and PIC are subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential's Money Management Group. Herein, PMF and PIC collectively may be referred to as the Investment Adviser. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292 serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837. As of June 30, 1996, PMF served as the manager to 39 open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $52 billion. As part of a corporate restructuring, PMF intends to reorganize as a limited liability company on or before December 31, 1996. This reorganization will have no impact on the provision of services to the Funds. This reorganization will not result in a change of management or control within the meaning of the Investment Company Act and does not require Shareholder approval. Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                              VOTING INFORMATION

  For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.

  If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a plurality or majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals Nos. 1 and 3, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposal No. 2, which requires approval of a majority of the outstanding voting securities under the Investment Company Act.

  The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

  The close of business on August 9, 1996 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:

                           NUMBER OF   NUMBER OF   NUMBER OF   NUMBER OF
                            CLASS A     CLASS B     CLASS C     CLASS Z
                            SHARES      SHARES      SHARES      SHARES     TOTAL NUMBER OF
FUND                      OUTSTANDING OUTSTANDING OUTSTANDING OUTSTANDING SHARES OUTSTANDING
- ----                      ----------- ----------- ----------- ----------- ------------------
Command Government
 Fund*..................         --          --         --           --       517,925,703
Command Money Fund*.....         --          --         --           --     5,612,690,994
Command Tax-Free Fund*..         --          --         --           --     1,198,131,106
Prudential Europe Growth
 Fund, Inc..............   2,300,747   9,073,538    534,023      543,104       12,451,412
Prudential Global Gene-
 sis Fund, Inc..........   2,247,086   7,255,312    105,348          --         9,607,746
Prudential Institutional
 Liquidity Portfolio,
 Inc.*..................         --          --         --           --        21,740,385
Prudential Natural
 Resources Fund, Inc....   2,031,380   5,918,610     97,278          --         8,047,268
Prudential Pacific
 Growth Fund, Inc.......   5,477,486  21,733,617    338,947    2,429,661       29,979,711
Prudential Special Money
 Market Fund, Inc.*.....         --          --         --           --       304,842,802
Prudential Tax-Free
 Money Fund, Inc.*......         --          --         --           --       399,815,653
Prudential World Fund,
 Inc....................  13,691,135  20,074,100    420,311    2,453,484       36,639,030

- --------
* Shares outstanding are not designated by class type as Fund only has one class of shares authorized.

  None of the items on the agenda require separate voting by class. Each share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of August 9, 1996. A listing of persons who owned beneficially 5% or more of the Shares of any Fund as of August 9, 1996 is contained in Appendix I.

  COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS OR ARE ENCLOSED WITH THIS PROXY STATEMENT. SHAREHOLDERS OF ANY FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF A FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, OR BY CALLING 1-800-225-1852 (TOLL FREE).

  Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                               ----------------

                       ELECTION OF DIRECTORS OR TRUSTEES

                              PROPOSAL NO. 1

  RELEVANT FUNDS. All Funds.

  DISCUSSION. The Board of each Fund has acted to expand its membership and has nominated the eleven individuals (twelve with respect to each of Command Government, Command Money and Command Tax-Free) identified below for election to the related Fund's Board at its Meeting. Under Proposal No. 1, Shareholders of each Fund are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits A through D hereto. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the earlier to occur of the next meeting of Shareholders at which Board Members are elected and until their successors are elected and qualified or until their terms expire in accordance with the Funds' retirement policy. The Funds do not intend to hold annual meetings of Shareholders unless the election of Directors or Trustees is required under the Investment Company Act. Accordingly, Board Members elected at the Meeting will serve for a term of unlimited duration until their terms expire in accordance with the Funds' retirement policy or until the next meeting of Shareholders, whichever is earlier. Each Fund's retirement policy generally calls for the retirement of Directors or Trustees on December 31 of the year in which they reach the age of 72, except that there is a phase-in period for Board Members who were 68 and older as of December 31, 1993. Under this phase-in period, such Board Members will retire on or before December 31, 1999.

  The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the Prudential Mutual Fund Complex. This plan was developed by an advisory group comprised of selected current Board Members who are not "interested persons" of the Funds, as defined in the Investment Company Act (independent Board Members), with the assistance of representatives of PMF, who formed a corporate governance task force. The Advisory Group considered various matters related to the management and governance of the Funds and made recommendations to the Boards, including proposals concerning the number of mutual fund boards, the size and composition of such Boards, retirement policies and related matters. These proposals were adopted by the Boards at meetings in November 1995 and during the first quarter of 1996, and are summarized below. The Boards acted in 1996 to establish the size of the Boards at eleven (twelve with respect to each of Command Government, Command Money and Command Tax-Free). The nominees for independent Board memberships were selected by the nominating committees of the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposal No. 1, no Shareholder action is required with respect to the Advisory Group recommendations. If all of the nominees are elected, some Funds will have more Board Members than they currently have. Notwithstanding this increase in the number of Board Members, it is anticipated that, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not for the most part be higher than they currently are. Board fees are reviewed periodically by each Fund's Board and may be changed in the future.

  The Boards believe that coordinated governance through this Board restructuring will benefit each of the Funds. Despite some recent consolidations, the Prudential Mutual Fund Complex has grown substantially in size in the years since many of the current Boards were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs. The Advisory Group concluded that the Prudential Mutual Fund Complex would operate more efficiently and economically with fewer boards. The Prudential Mutual Fund Complex currently includes over 70 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies with over 12 different boards (clusters). The Advisory Group recommended that the number of Board clusters be reduced from the present level to four. The proposed Board cluster covered by this proxy statement would include money market funds and global equity funds that invest in equity securities around the world. The other Board clusters would focus on other types of investments. The Boards believe that the Funds will benefit from having Board Members focus on the issues relating to these types of Funds and to investing in these types of securities. The Boards believe that greater efficiencies would result through the holding of joint Board and Shareholder meetings. Coordinated governance within the Prudential Mutual Fund Complex also will reduce the possibility that separate Boards might arrive at conflicting decisions regarding the operation and management of the Funds.

  The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the restructured Boards. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Boards. Eight of the nominees (nine with respect to each of Command Government, Command Money and Command Tax-Free) have no affiliation with PMF, Prudential Securities or Prudential and would be independent Board Members. Independent Board Members are charged with special responsibilities including, among other things, approving advisory, distribution and similar agreements between the Funds and management. Currently, they also constitute the members of the Boards' audit and nominating committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the Prudential Mutual Fund Complex and understands the operations of the complex.

  As recommended by the Advisory Group, the compensation paid to independent Board Members will change. The Advisory Group has recommended that, initially, under the new structure, each independent Board Member be paid annual fees in the aggregate of $45,000 for this Fund cluster. There will be no additional compensation for serving on committees or for attending meetings. For the most part, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently. Board Members affiliated with PMF, Prudential Securities or their affiliates will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. The Board fees per Fund and per cluster are subject to the approval of the new Boards upon their election. Thereafter, Board fees may be reviewed periodically by each Fund's Board.

  The following table shows (i) the compensation paid by each Fund to each Board Member for the most recent fiscal year and (ii) the compensation paid by the Prudential Mutual Fund Complex to each Board Member for the calendar year ended December 31, 1995. "Interested" Board Members do not receive any compensation from the Funds.
                              COMPENSATION TABLE

                                                      AGGREGATE COMPENSATION FROM FUND
BOARD MEMBERS                                       (AS OF EACH FUND'S LAST FISCAL YEAR)
AND NOMINEES(A)

                                           COMMAND
                         COMMAND   COMMAND  TAX-   EUROPE  GLOBAL           NATURAL  PACIFIC SPECIAL TAX-FREE  WORLD
                        GOVERNMENT  MONEY   FREE   GROWTH  GENESIS  PILP   RESOURCES GROWTH   MONEY   MONEY    FUND
- ---------------------------------------------------------------------------------------------------------------------

Beach, Edward D.          $7,000   $9,000  $8,000    --    $5,000      --   $7,500      --   $3,000      --       --
- ---------------------------------------------------------------------------------------------------------------------
Dorsey, Eugene
C.*                          --       --      --   $10,000    --   $10,000     --       --      --       --       --
- ---------------------------------------------------------------------------------------------------------------------
Eyre, Stephen C.             --       --      --       --     --       --      --    $6,000     --       --   $16,000
- ---------------------------------------------------------------------------------------------------------------------
Gold, Delayne D.          $7,000   $9,000  $8,000      --     --       --      --    $6,000  $3,000   $6,200  $12,000
- ---------------------------------------------------------------------------------------------------------------------
Gunia, Robert F.             --       --      --       --     --       --      --       --      --       --       --
- ---------------------------------------------------------------------------------------------------------------------
Hauspurg,
Arthur*                      --       --      --       --     --       --      --       --      --    $6,000      --
- ---------------------------------------------------------------------------------------------------------------------
Hoff, Don G.                 --       --      --       --     --       --      --    $6,000     --       --   $12,000
- ---------------------------------------------------------------------------------------------------------------------
Jacobs, Jr., Harry A.*    $    0   $    0  $    0      --     --       --      --    $    0  $    0      --   $     0
- ---------------------------------------------------------------------------------------------------------------------
Knafel, Sidney
R.*                          --       --      --       --     --       --      --    $6,000     --       --   $12,000
- ---------------------------------------------------------------------------------------------------------------------
LaBlanc, Robert
E.                           --       --      --       --     --       --      --    $6,000     --       --   $12,000
- ---------------------------------------------------------------------------------------------------------------------
Lennox, Donald
D.*                          --       --      --       --  $5,000  $10,000  $7,500      --      --       --       --
- ---------------------------------------------------------------------------------------------------------------------
McCorkindale,
Douglas H.*                  --       --      --       --  $5,000      --   $7,500      --      --       --       --
- ---------------------------------------------------------------------------------------------------------------------
Melzer, Mendel A.            --       --      --       --     --       --      --       --      --       --       --
- ---------------------------------------------------------------------------------------------------------------------
Mooney, Thomas
T.*                          --       --      --       --  $5,000      --   $7,500      --      --       --       --
- ---------------------------------------------------------------------------------------------------------------------
Munn, Stephen
P.*                          --       --      --       --     --       --      --       --      --    $6,000      --
- ---------------------------------------------------------------------------------------------------------------------
Owens, Jr.,
Thomas A.*                   --       --      --       --     --       --      --    $6,000     --       --   $12,000
- ---------------------------------------------------------------------------------------------------------------------
Redeker, Richard
A.                        $    0   $    0  $    0  $     0 $    0  $     0  $    0   $    0  $    0   $    0  $     0
- ---------------------------------------------------------------------------------------------------------------------
Shirk, Stanley
E.*                       $7,000   $9,000  $8,000      --     --   $10,000     --       --   $3,000      --       --
- ---------------------------------------------------------------------------------------------------------------------
Smith, Robin B.              --       --      --   $10,000    --   $10,000     --       --      --       --       --
- ---------------------------------------------------------------------------------------------------------------------

                        TOTAL 1995
                        COMPENSATION
                        PAID TO BOARD
BOARD MEMBERS           MEMBERS FROM
AND NOMINEES(A)         FUND COMPLEX(B)


Beach, Edward D.        $183,500(22/43)**
- ---------------------------------------------------------------------------------------------------------------------
Dorsey, Eugene
C.*                     $85,783(10/34)**
- ---------------------------------------------------------------------------------------------------------------------
Eyre, Stephen C.        $41,000(4/5)**
- ---------------------------------------------------------------------------------------------------------------------
Gold, Delayne D.        $183,250(24/45)**
- ---------------------------------------------------------------------------------------------------------------------
Gunia, Robert F.        $0
- ---------------------------------------------------------------------------------------------------------------------
Hauspurg,
Arthur*                 $37,500(5/7)**
- ---------------------------------------------------------------------------------------------------------------------
Hoff, Don G.            $50,625(5/6)**
- ---------------------------------------------------------------------------------------------------------------------
Jacobs, Jr., Harry A.*  $   0
- ---------------------------------------------------------------------------------------------------------------------
Knafel, Sidney
R.*                     $35,500(4/5)**
- ---------------------------------------------------------------------------------------------------------------------
LaBlanc, Robert
E.                      $35,500(4/5)**
- ---------------------------------------------------------------------------------------------------------------------
Lennox, Donald
D.*                     $86,250(10/22)**
- ---------------------------------------------------------------------------------------------------------------------
McCorkindale,
Douglas H.*             $63,750(7/10)**
- ---------------------------------------------------------------------------------------------------------------------
Melzer, Mendel A.       $0
- ---------------------------------------------------------------------------------------------------------------------
Mooney, Thomas
T.*                     $125,625(14/19)**
- ---------------------------------------------------------------------------------------------------------------------
Munn, Stephen
P.*                     $39,375(6/8)**
- ---------------------------------------------------------------------------------------------------------------------
Owens, Jr.,
Thomas A.*              $87,000(12/13)**
- ---------------------------------------------------------------------------------------------------------------------
Redeker, Richard
A.                      $   0
- ---------------------------------------------------------------------------------------------------------------------
Shirk, Stanley
E.*                     $79,000(10/19)**
- ---------------------------------------------------------------------------------------------------------------------
Smith, Robin B.         $100,741(10/19)**

                                                                                                                 TOTAL 1995
                                                                                                                 COMPENSATION
                                                                                                                 PAID TO BOARD
                                                                                                                 MEMBERS
  BOARD MEMBERS                                   AGGREGATE COMPENSATION FROM FUND                               FROM FUND
  AND NOMINEES                                  (AS OF EACH FUND'S LAST FISCAL YEAR)                             COMPLEX(b)

                                       COMMAND
                     COMMAND   COMMAND  TAX-   EUROPE GLOBAL           NATURAL  PACIFIC SPECIAL TAX-FREE  WORLD
                    GOVERNMENT  MONEY   FREE   GROWTH GENESIS  PILP   RESOURCES GROWTH   MONEY   MONEY    FUND
- ----------------------------------------------------------------------------------------------------------------------------------

  Stevenson,
  Langdon R.(c)       $7,000   $9,000  $8,000   --       --       --      --       --      --       --       --  $24,000(3/3)**
- ----------------------------------------------------------------------------------------------------------------------------------
  Stoneburn,
  Stephen             $7,000   $9,000  $8,000   --       --       --      --       --   $3,000      --       --  $44,875(7/7)**
- ----------------------------------------------------------------------------------------------------------------------------------
  Teeters, Nancy
  H.                  $7,000   $9,000  $8,000   --       --       --      --       --   $3,000      --       --  $107,500(13/31)**
- ----------------------------------------------------------------------------------------------------------------------------------
  Towner, David
  S.*                 $7,000   $9,000  $8,000   --       --       --      --       --      --       --       --  $24,000(3/3)**
- ----------------------------------------------------------------------------------------------------------------------------------
  Weil, III, Louis
  A.*                    --       --      --    --    $5,000      --   $7,500      --      --    $6,000      --  $93,750(11/16)**
- ----------------------------------------------------------------------------------------------------------------------------------
  Whitehead, Clay
  T.*                    --       --      --    --       --       --      --    $6,000     --       --   $12,000 $35,500(4/5)**

 * Indicates Board Member who is not standing for re-election to this cluster. ** Indicates number of funds/portfolios in Fund Complex (including the Fund)
   to which aggregate compensation relates.
(a) Richard A. Redeker and Harry A. Jacobs, Jr., who are "interested" Board Members, do not receive compensation from the Funds. Mr. Jacobs is not standing for re-election.
(b) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.
(c) Langdon R. Stevenson is a nominee for the Command Government, Command Money and Command Tax-Free Funds only.

  In connection with the Advisory Group recommendations for a restructuring of the Prudential Mutual Fund Boards, PMF offered to pay from its own resources a one-time retirement package to the independent Board Members. The purpose of the one-time retirement package was to reduce the overall number of Board members in the Prudential Mutual Fund Complex. The retirement package would be equal to twice the current aggregate annual Board fees but not to exceed $75,000 per Director/Trustee plus $2,000 for every year of service in excess of ten years. Retirement would be effective in late 1996 or early 1997 after the Shareholder Meetings. On a complex-wide basis, fourteen independent Board Members have accepted this offer and are not standing for re-election to any Fund's Board. On a complex-wide basis, there will be 17 Board Members who are not affiliated with PMF or Prudential Securities standing for re-election to one or more of the four Board clusters.

  Board Members may elect to receive their Directors' or Trustees' fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the applicable Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' and Trustees' fees, together with interest thereon, is a general obligation of the Fund.

  The nominees for election as Board Members, their ages and a description of their principal occupations are listed below. Further information about the nominees or current Board Members standing for re-election is set forth in Exhibits A through D. A table indicating each nominee's ownership of Fund Shares is attached as Exhibit B.

NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER
DIRECTORSHIPS.

  EDWARD D. BEACH (71), President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture Industries, Inc.; Certified Public Accountant; Secretary and Treasurer of Broyhill Family Foundation, Inc.; Member of the Board of Trustees of Mars Hill College; President and Director of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.; President and Director of Global Utility Fund, Inc.; Director of The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc. and Prudential Special Money Market Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

  STEPHEN C. EYRE (73), Executive Director of The John A. Hartford Foundation, Inc. (charitable foundation) (since May 1985); Director of Faircom, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc.; Trustee Emeritus of Pace University.

  DELAYNE DEDRICK GOLD (58), Marketing and Management Consultant; Director of Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc. and Prudential World Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund, Prudential Government Securities Trust and Prudential Municipal Series Fund.

  *ROBERT F. GUNIA (49), Director, Chief Administrative Officer, Executive Vice President, Treasurer and Chief Financial Officer of PMF; Comptroller of the Money Management Group of Prudential (since 1996); Senior Vice President of Prudential Securities; Vice President and Director of Nicholas-Applegate Fund, Inc. and The Asia Pacific Fund, Inc.

  DON G. HOFF (60), Chairman and Chief Executive Officer of Intertec, Inc. (investments) since 1980; Director of Innovative Capital Management Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential World Fund, Inc., The Asia Pacific Fund, Inc. and The Greater China Fund, Inc.

  ROBERT E. LABLANC (62), President of Robert E. LaBlanc Associates, Inc. (telecommunications) since 1981; formerly General Partner at Salomon Brothers; formerly Vice Chairman of Continental Telecom; Director of Storage Technology Corporation, Titan Corporation, Tribune Company, Prudential Global Limited Maturity Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc.; Trustee of Manhattan College.

  *MENDEL A. MELZER (35), Chief Financial Officer (since November 1995) of the Money Management Group of Prudential; formerly Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services (April 1993-November 1995); Managing Director of Prudential Investment Advisors (April 1991-April 1993); Senior Vice President of Prudential Capital Corporation (July 1989-April 1991); Chairman and Director of Prudential Series Fund, Inc.

  *RICHARD A. REDEKER (53), President, Chief Executive Officer and Director (since October 1993) of PMF; Executive Vice President, Director and Member of the Operating Committee (since October 1993), Prudential Securities; Director (since October 1993) of Prudential Securities Group, Inc; formerly Senior Executive Vice President and Director of Kemper Financial Services, Inc. (September 1978-September 1993); Director of Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Global Total Return Fund, Inc., The Global Government Plus Fund, Inc. and The High Yield Income Fund, Inc.; Trustee of Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Government Securities Trust, Prudential Municipal Bond Fund, Prudential Municipal Series Fund and The Target Portfolio Trust.**

  ROBIN B. SMITH (57), Chairman (since August 1996), Chief Executive Officer (since January 1988) and formerly President (1981-1996) of Publishers Clearing House; Director of BellSouth Corporation, The Omnicom Group, Inc., Texaco Inc., Spring Industries Inc., First Financial Fund, Inc., The Global Total Return Fund Inc., The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Jennison Fund, Inc. and Prudential Institutional Liquidity Portfolio, Inc.; Trustee of The Target Portfolio Trust.
- --------

  * Is or will be an "interested" Director or Trustee, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.

 ** Mr. Redeker has resigned as President and Chief Executive Officer and
    Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of the Manager on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Funds.

  STEPHEN STONEBURN (53), President and Chief Executive Officer of Quadrant Media Corp. (a publishing company) (since June 1996); formerly President of Argus Integrated Media, Inc. (June 1995-June 1996); formerly Senior Vice President and Managing Director, Cowles Business Media (January 1993-1995); prior thereto, Senior Vice President (January 1991-1992) and Publishing Vice President (May 1989-December 1990) of Gralla Publications (a division of United Newspapers, U.K.); formerly Senior Vice President of Fairchild Publications, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund and Command Tax-Free Fund; Director of Prudential Intermediate Global Income Fund, Inc. and Prudential Special Money Market Fund, Inc.

  NANCY H. TEETERS (66), Economist; formerly Vice President and Chief Economist (March 1986--June 1990) of International Business Machines Corporation; former Member of the Board of Governors of the Horace H. Rackham School of Graduate Studies of the University of Michigan; Director of Inland Steel Corporation (since July 1991), Global Utility Fund, Inc., Prudential Equity Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Special Money Market Fund, Inc., First Financial Fund, Inc. and The Global Total Return Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund and Prudential Municipal Series Fund.

ADDITIONAL NOMINEE FOR COMMAND FUNDS ONLY:

  LANGDON R. STEVENSON (61), Treasurer and Development Director of American Birding Association Inc.; faculty member (economics and history), Hackley School, Tarrytown, New York; formerly Senior Vice President (1985-1989) and Director (1978-1986) of Prudential Securities; President of P-B Trade Finance Ltd. (1985-1987); Trustee of Command Government Fund, Command Money Fund and Command Tax-Free Fund.

  Each Fund has a Nominating Committee and an Audit Committee, the members of which are the independent Board Members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by Shareholders to fill vacancies on the Board. Information about the number of Board and Committee meetings held during the most recent fiscal year ended for each Fund is included in Exhibit C. Information concerning Fund officers is set forth in Exhibit D.

  REQUIRED VOTE. For the election of each Board, the nominees receiving the affirmative vote of a majority (Command Government, Command Money and Command Tax-Free) or a plurality (Europe Growth, Global Genesis, PILP, Natural Resources, Pacific Growth, Special Money, Tax-Free Money and World Fund) of the votes cast for the election of Board Members will be elected, provided a quorum is present.

  EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES

                                PROPOSAL NO. 2

  RELEVANT FUNDS. Changes to fundamental investment restrictions and policies are proposed for all Funds. Some of the proposed changes apply only to certain Funds. See "Proposed Changes" below for listings of the Funds to which each specific change applies.

  REASONS FOR THE PROPOSED CHANGES. Pursuant to the Investment Company Act, each of the Funds has adopted certain fundamental investment restrictions and policies (fundamental restrictions), which are set forth in the Fund's prospectus or statement of additional information, and may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval (non-fundamental restrictions).

  Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect, but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, which could result in minor but unintended differences in effect or potentially give rise to unintended differences in interpretation.

  Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate certain fundamental restrictions that are not legally required. In certain instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions, in which event they could be further modified by the Board without Shareholder approval.

  The Board of each Fund believes that the proposed changes to the Fund's fundamental restrictions will enhance management's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the cost and delays of a Shareholder meeting when making changes to investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate at this time that the changes, individually or in the aggregate, will result in a major restructuring of any Fund's investment portfolio.

  A summary description of each proposed change to the Funds' fundamental restrictions is set forth below. Shareholders should refer to Exhibit E to this proxy statement for the text of the Funds' fundamental restrictions as proposed to be amended.

  The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of certain fundamental restrictions under Proposal No. 2. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

  If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meetings. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus (as affirmative policies) and in its statement of additional information (as restrictions), adoption of Proposal No. 2 will result in a change to both. Proposal No. 2 will not result in a change to any Fund's investment objective.

  PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

ITEM NO.           APPLICABLE FUND(S)
- --------           ------------------
Item 2(a)......... Command Tax-Free, PILP, Tax-Free Money, World Fund
Item 2(b)......... Command Money, Europe Growth, Pacific Growth, PILP,
                   Special Money, World Fund
Item 2(c)......... Global Genesis, Natural Resources, Special Money, World Fund
Item 2(d)......... Command Government, Command Money
Item 2(e)......... PILP
Item 2(f)......... PILP
Item 2(g)......... PILP
Item 2(h)......... Tax-Free Money

  ITEM 2(A). Approval of Amendment of the Funds' Fundamental Investment Restriction Regarding Investment in Shares of Other Investment Companies.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(a) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be modified. The language of the current investment restriction as well as the modified investment restriction is found in Exhibit E.

RELEVANT FUNDS.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Command Tax-Free Fund.......................................          10
Prudential Institutional Liquidity Portfolio, Inc...........          11
Prudential Tax-Free Money Fund, Inc.........................           9
Prudential World Fund, Inc..................................          10

  Upon the approval of Item 2(a), the existing fundamental restriction regarding the purchase of shares of investment companies will be modified so that the applicable Funds will be permitted to invest a larger portion of their assets in securities of investment companies.

  DISCUSSION: With respect to each Fund's fundamental restriction relating to investing in shares of other investment companies, the increase in the limit is designed to make the limitation co-extensive with the limitation of the Investment Company Act which permits a fund to invest up to 10% of its total assets in the shares of other investment companies in the aggregate. Under the Investment Company Act (i) a fund may invest no more than 5% of its total assets in any one investment company and (ii) a fund may not own more than 3% of the total outstanding voting stock of any one investment company. No Fund owns shares of other investment companies at the current time. The Boards believe the proposed amendment would provide the Subadviser with additional flexibility to take advantage of investment opportunities. However, because any shares that a Fund holds in another investment company will be subject to the management fees and expenses of such investment company, investment by a Fund in other investment companies may result, in effect, in payment by Shareholders of duplicate fees and expenses. See Exhibit E.

  ITEM 2(B). Approval of Amendment of the Funds' Fundamental Investment Restrictions Regarding Unseasoned Issuers.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(b) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be eliminated. The language of the investment restriction is found in Exhibit E.

RELEVANT FUNDS.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Command Money Fund..........................................          12
Prudential Europe Growth Fund, Inc..........................           5
Prudential Institutional Liquidity Portfolio, Inc...........           5
Prudential Pacific Growth Fund, Inc.........................           5
Prudential Special Money Market Fund, Inc...................          13
Prudential World Fund, Inc..................................           6

  Upon the approval of Item 2(b), the existing fundamental restriction regarding the purchase of securities of unseasoned issuers (that is, issuers in business for less than three years) would be eliminated. The Funds would in turn become subject to a non-fundamental restriction which in substance will state:

  The Fund may not:

  Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

  DISCUSSION: Each Fund's fundamental investment restriction relating to investing in "unseasoned issuers" was initially placed in its registration statement due to state law ("blue sky") requirements. The restriction is not required under the federal securities laws. The Subadviser believes that the restriction is confining and has recommended to the Boards that it be eliminated. The Boards believe it prudent to delete this investment restriction as fundamental and permit the Boards the flexibility to relax the restriction if legislative or regulatory changes so permit.

  If Item 2(b) is approved, each Fund would continue to comply with the existing restriction as a non-fundamental investment restriction so long as it is required under blue sky regulations. Accordingly, approval of Item 2(b) should not result in any immediate changes to a Fund's portfolio or the way in which it is managed.

  The Board of each Fund believes that approval of Item 2(b) is in the best interests of Shareholders and the respective Fund. Because each Fund is not required to hold annual meetings of Shareholders and does not intend to hold such meetings unless Shareholder action is required by the Investment Company Act or the Fund's By-laws, future Shareholder consideration to eliminating the investment restriction relating to unseasoned issuers would require a special meeting of Shareholders at considerable cost to a Fund. If such consideration is postponed, a Fund could be deprived of beneficial investment opportunities.

  ITEM 2(C). Approval of Amendment to the Funds' Investment Restriction Relating to Securities Lending.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(c) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be modified. The language of the current investment restriction as well as the modified investment restriction is found in Exhibit E.

RELEVANT FUNDS.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Prudential Global Genesis Fund, Inc.........................          13
Prudential Natural Resources Fund, Inc......................          12
Prudential Special Money Market Fund, Inc...................           8
Prudential World Fund, Inc..................................          12

  DISCUSSION: Currently, these Funds' fundamental investment restrictions limit the permissible amount of loans of portfolio securities to 10% of each Fund's total assets, except for Prudential Special Money Market Fund, Inc., which prohibits any loans of portfolio securities. The Subadviser to each Fund has recommended, and the Boards have approved, that a change be made to increase the percentage of portfolio securities that the Funds may lend to 30% (10% with respect to Special Money), subject to Shareholder approval.

  Securities lending is a strategy commonly used to enhance the returns of mutual funds. The Subadviser believes that some of the most profitable opportunities for securities lending currently exist in a number of markets, including the global equity markets, where there is generally less competition and sophistication, thereby creating opportunities for wider lending spreads. The Manager and Subadviser therefore believe that an increase in the currently allowable percentage of securities lending to 30% (10% with respect to Special Money) of total assets may potentially permit the Funds to generate higher incremental returns to Shareholders. Each Fund (except Special Money) is currently subject to the risks of securities lending and, if the proposal is approved, may subject a larger portion of Fund assets to such risks. As with any lending arrangement, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. There are additional risks with respect to international lending. Although the Subadviser believes that soon after entering into the securities lending transaction most collateral will be transferred to a Fund's domestic custodian, should collateral be maintained by a foreign subcustodian, there could be additional delays in recovering such collateral. Further, should a Fund have difficulty in recovering securities that are called, the Fund may be required to buy the same securities at market price to cover its delivery obligations.

  The Funds would lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans (i) do not exceed in the aggregate 30% (10% with respect to Special Money) of the value of a Fund's total assets, (ii) are callable at any time by the relevant Fund and (iii) are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested.

  A loan may be terminated by a borrower upon notice (typically on one business day's notice) or by a Fund at any time. If a borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities would be made, however, only to firms determined to be creditworthy pursuant to procedures approved by the Board of each Fund. On termination of the loan, a borrower is required to return the securities to the relevant Fund, and any gain or loss in the market price during the loan would inure to such Fund.

  Since voting or consent rights, if any, which accompany loaned securities pass to the borrower, each Fund will follow the policy of calling a loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

  ITEM 2(D). Approval of Elimination of Funds' Investment Restriction Relating to the Purchase of Warrants and the Purchase and Sale of Puts, Calls, Straddles, Spreads or Combinations Thereof.

  PROPOSED CHANGES. The relevant Funds affected by this Item 2(d) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be eliminated. The language of such investment restriction may be found in Exhibit E .

RELEVANT FUNDS.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Command Government Fund.....................................           8
Command Money Fund..........................................           9

  DISCUSSION: The deletion of the investment restriction relating to the purchase of warrants and the purchase and sale of puts, calls, straddles, spreads and combinations thereof is being recommended in order to alleviate any confusion that securities which the Funds are otherwise eligible to purchase pursuant to applicable law may be prohibited. This is desirable because many short-term money market instruments eligible for purchase by the Funds under Rule 2a-7 under the Investment Company Act have "option elements" embedded in the instrument that are clearly not intended to be proscribed by the investment restriction. These embedded options are often designed to enable money market funds to use as the effective maturity date under Rule 2a-7 the next date on which the instrument may be redeemed at the option of the Funds at par or on which a floating or variable rate of interest changes under the terms of the instrument. In addition, as is the case with many longer-term securities, money market instruments with variable or floating rates of interest are typically redeemable, upon notice or on dates when rates are scheduled to or do change, at the option of the issuer. In addition to eliminating any confusion as to the applicability of the restriction to securities with embedded options, the proposed change is also intended to afford the Funds investment flexibility in the event a market should develop for other securities that may be suitable for the Funds which are eligible investments under Investment Company Act Rule 2a-7 but which would otherwise be prohibited by the current restrictions. Investment Company Act Rule 2a-7 governs credit quality, maturity and diversification of the Funds' portfolio. Although the elimination of this fundamental policy means that no subsequent change in the Funds' use of options will require Shareholder approval, the Funds do not propose to write puts or calls, such as those listed on national securities exchanges or traded in the over-the-counter market, or engage in trading strategies involving puts, calls, straddles, spreads or combinations, which are in any event currently prohibited by Rule 2a-7. Neither Fund can predict the percentage of its assets which may be invested in money market instruments with embedded options, but each believes that the current markets in money market instruments have a high percentage of such instruments, and that risks associated with the options and option strategies intended to be proscribed by the current investment restriction do not arise in respect of the money market instruments in which the Funds invest.

  ITEM 2(E). Approval of Amendment to the Fund's Fundamental Investment Restriction Regarding Restricted and Illiquid Securities.

  PROPOSED CHANGES. Investment Restriction No. 10 of Prudential Institutional Liquidity Portfolio, Inc. would be eliminated so that the Fund would be permitted to invest a portion of its assets in restricted securities.

RELEVANT FUND.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Prudential Institutional Liquidity Portfolio, Inc...........          10

  Upon the approval of Item 2(e), the existing fundamental restriction regarding restricted and illiquid securities of the Fund would be eliminated. The Fund would in turn become subject to the following non-fundamental restriction:

  The Fund may hold up to 10% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and privately placed commercial paper that have a readily available market, are not considered illiquid for purposes of this limitation. The Investment Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  DISCUSSION: With respect the Fund's fundamental investment restriction regarding restricted and illiquid securities, the proposed change would expand the Fund's ability to invest in securities for which there is a readily available market but which have traditionally been considered illiquid. Historically, illiquid securities have been defined to include securities subject to contractual or legal restrictions on resale, including privately-placed commercial paper, securities for which there is no readily available market and repurchase agreements having a maturity of longer than seven days. In recent years, however, the securities markets have evolved significantly, with the result that new types of instruments have developed which make the Fund's present restrictions overly broad and unnecessarily restrictive in the view of the Investment Adviser. In particular, the SEC adopted Rule 144A in April 1990, which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. SEC interpretations give directors of registered investment companies the discretion to designate restricted securities as liquid if the presence of a readily available market can be demonstrated and if a current market value can be ascertained. In adopting Rule 144A, the SEC recognized the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process.

  The proposed change would expand the Fund's ability to invest in securities for which there is a readily available market and which traditionally have been considered illiquid. The markets for certain corporate bonds and notes and commercial paper are almost exclusively institutional. Institutional investors depend on an efficient institutional market in which the unregistered security can be resold. In the opinion of the Fund's Investment Adviser, the fact that there are restrictions on resale to the general public is not necessarily indicative of the liquidity of such investments. If designated as liquid under the supervision of the Board of Directors, these securities would be exempt from the Fund's percentage limitation with respect to investment in illiquid securities.

  In order to take advantage of the market for the increasingly liquid institutional trading markets, the Investment Adviser recommends that the Fund eliminate its fundamental investment restriction regarding restricted securities so that securities that are nonetheless liquid may be purchased without regard to the current limitation. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to regulatory and market developments because a shareholder vote will not be required to define what types of securities should be deemed illiquid or to change the applicable permissible percentage limitation. If this proposal is approved by Shareholders, the Investment Adviser, under the supervision of the Board of Directors, will monitor the liquidity of specific types of securities and, based on its recommendations, the Board of Directors will from time to time determine whether such securities should be deemed to be liquid with reference to legal, regulatory and market developments.

  In reaching liquidity decisions, the Investment Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  ITEM 2(F). Approval of Amendments to the Fund's Fundamental Investment Restriction Regarding Diversification and Concentration of Investments in Bank Obligations.

  PROPOSED CHANGES. Investment Restriction No. 4 of Prudential Institutional Liquidity Portfolio, Inc. would be eliminated and replaced with new Investment Restrictions Nos. 4 and 5. The Fund would be permitted to invest a greater portion of its assets in bank obligations. The language of the current investment restriction as well as the proposed investment restrictions is found in Exhibit E.

RELEVANT FUND.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Prudential Institutional Liquidity Portfolio, Inc...........           4

  Upon the approval of Item 2(f), the existing fundamental restriction regarding concentration of investments in bank obligations would be eliminated. The Fund would in turn become subject to the following fundamental restrictions.

  The Fund may not:

  4. Purchase any securities (other than obligations of the U.S.
     Government, its agencies or instrumentalities) if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer.

  5. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks.

  DISCUSSION: With respect to the Fund's fundamental investment restriction regarding diversification, the policy is proposed to be amended (i) to specify that, with respect to 75% (rather than the current 100%) of the Fund's total assets (not limited to bank obligations), the Fund may not purchase any securities if more than 5% of the value of its total assets would be invested in securities of a single issuer, as is consistent with the Investment Company Act's definition of a "diversified company," and (ii) to separate it from the Fund's policy with respect to industry concentration. Although the proposed fundamental investment restriction number 4 would impose a diversification requirement on 75% of the Fund's total assets, as a money market fund, the Fund is subject to the more restrictive requirements of Rule 2a-7 under the Investment Company Act which extends to 100% of the Fund's assets.

  With respect to the Fund's fundamental investment restriction regarding concentration of investments in bank obligations, the proposed change would expand the Fund's ability to invest a greater portion of its assets (more than 25%) in obligations of domestic banks, including U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of domestic banks ("Eurodollar" instruments) that meet the criteria set forth in the proposed investment restriction. The current Restriction Number 4 limits the Fund's ability to purchase securities of a single issuer to 5% of the Fund's total assets, except that up to 25% of the Fund's total assets may be invested in certificates of deposit, time deposits and bankers' acceptances. The Fund is also restricted from investing 25% of its total assets in one or more issuers "having their principal business activities in the same industry." Only obligations of the U.S. Government, its agencies and instrumentalities and obligations of domestic branches of U.S. banks are excepted from these restrictions. Based upon these limitations, investment in Yankee instruments (i.e., those issued by a foreign branch of U.S. bank) is limited to

25% of the Fund's assets, as is investment in Eurodollar instruments. The Investment Adviser proposes to revise this restriction to add within the term "domestic bank," foreign branches of U.S. banks and domestic branches of foreign banks (the term currently includes domestic branches of U.S. banks) consistent with SEC regulations and the investment restrictions of other Prudential Mutual Funds. This change would allow the Fund to invest more than 25% of its assets in obligations of this expanded definition of "domestic bank."

  The Fund would continue to invest only in "eligible securities" consistent with its amortized cost procedures under Rule 2a-7 under the Investment Company Act. Under current SEC guidelines, foreign branches of domestic banks are considered to be domestic banks if the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason. If Item 2(f) is approved, the Investment Adviser anticipates that the Fund's investment in obligations of U.S. branches of foreign banks that are subject to the same regulations as U.S. banks will increase, and that the Investment Adviser will begin to add these securities to the Fund's portfolio as instruments in the portfolio mature or as investment monies become available.

  The Board of Directors has concluded that this change in investment restriction and policy will benefit the Fund by providing broader investment choices and access to higher yielding instruments without presenting any significantly greater risks. The Investment Adviser is of the view that adoption of the revised investment restrictions presents no increased risk with respect to the purchase of instruments of U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, primarily because the Fund intends that "Yankee" instruments it may purchase will be of high creditworthiness and there is no sovereign risk associated with these instruments. The Investment Adviser views the increased risk associated with the purchase of a greater amount of "Eurodollar" instruments not to be significant because in each instance the domestic bank must be unconditionally liable for any failure to pay by a foreign branch.

  "Yankee" and "Eurodollar" obligations comprise a substantial and increasing portion of the market for money market instruments. The Fund intends to purchase "Yankee" and "Eurodollar" obligations only from large, highly rated banks, in various industrialized nations and, on an ongoing basis, would monitor the credit risk of such banks. It is expected that these banks would be in Organization for Economic Cooperation and Development nations although the Board of Directors has not established any limitations other than those set forth above. There is no risk of currency fluctuation because the bank obligations in which the Fund proposes to invest are U.S. dollar-denominated.

  ITEM 2(G). Approval of Elimination of the Fund's Fundamental Investment Restriction Limiting Investment in the Securities of Any Issuer in Which the Officers and Directors of the Fund Or Its Investment Adviser Own More Than a Specified Interest.

  PROPOSED CHANGES. Investment Restriction No. 6 of Prudential Institutional Liquidity Portfolio, Inc. would be eliminated and replaced by a non-fundamental policy which could be changed by the Board of Directors without Shareholder approval. The language of the current investment restriction is found in Exhibit E.

RELEVANT FUND.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Prudential Institutional Liquidity Portfolio, Inc...........           6

  Upon the approval of Item 2(g), the existing fundamental restriction limiting investment in the securities of any issuer in which the officers and Directors of the Fund or its Investment Adviser own more than a specified interest would be eliminated.

  DISCUSSION: The Manager has advised the Board of Directors that the restriction upon the Fund's investing in companies in which officers and Directors of the Fund or the Investment Adviser own more than 1/2 of 1% of the outstanding securities was initially adopted to comply with a restriction imposed in connection with the sale of the Fund's Shares in Ohio. If the proposal is approved, the Fund would continue to comply with the restriction as a non-fundamental operating policy so long as the Fund sells its Shares in Ohio. However, if Ohio were to eliminate the requirement or the Fund stopped offering its Shares for sale in Ohio, the Board of Directors could eliminate the operating policy without the necessity of Shareholder approval. The Fund does not currently intend to stop offering its Shares in Ohio, nor are the Fund or the Fund's Manager aware of any proposal to change the Ohio law.

  ITEM 2(H). Approval of Modification of the Fund's Investment Restriction Regarding the Making of Loans.

  PROPOSED CHANGES. Investment Restriction No. 8 of Prudential Tax-Free Money Fund, Inc. would be modified to clarify that the Fund is permitted to enter into repurchase agreement transactions and purchase certain types of securities without making prohibited loans. The language of the current investment restriction as well as the modified investment restriction is found in Exhibit E.

RELEVANT FUND.

                                                             EXISTING INVESTMENT
                                                             RESTRICTION NUMBER
FUND NAME                                                      (SEE EXHIBIT E)
- ---------                                                    -------------------
Prudential Tax-Free Money Fund, Inc.........................           8

  DISCUSSION: Upon the recommendation of the Fund's Subadviser, the Board of Directors approved, subject to Shareholder approval, modification to the Fund's investment restriction regarding the making of loans.

  Investment Restriction No. 8, as proposed to be modified, would provide as follows (additions are underlined; deletions are bracketed):

The Fund may not:

  (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements. [The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan].

  The purpose of this proposal is to clarify that (i) entering into repurchase agreements and (ii) the purchase of debt obligations (including privately placed debt securities) in accordance with the Fund's investment objective and policies, do not constitute prohibited loans. In addition, the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

  In entering into a repurchase agreement, the Fund would purchase a security that the seller of such security would agree to repurchase at a mutually agreed-upon price and time. The repurchase date is usually quite short, possibly overnight or a few days or it may extend for a few months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale prices. The instruments held as collateral will be valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If this proposal is approved, the Fund will participate in a joint repurchase agreement with other Funds in the Prudential Mutual Fund Complex pursuant to an order of the SEC.

  REQUIRED VOTE FOR PROPOSAL 2, ITEMS (A)--(H): Approval of each of the eight items contemplated by Proposal No. 2 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy.

Shareholders of any Fund may vote against the changes proposed in any item with respect to specific fundamental restrictions applicable to their Fund in the manner indicated on the proxy card.

  IF ONE OR MORE OF THE NUMBERED ITEMS CONTEMPLATED BY PROPOSAL NO. 2 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE RELATED, EXISTING FUNDAMENTAL RESTRICTIONS OF THAT FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT FAILURE TO APPROVE ALL OR PART OF PROPOSAL NO. 2 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL NO. 2 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND.

  EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                               ----------------

                           RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

                              PROPOSAL NO. 3

  RELEVANT FUNDS. All Funds.

  DISCUSSION. Under Proposal No. 3, Shareholders of each relevant Fund are asked to ratify their Board's selection of independent accountants for their Fund. The accountants for each Fund audit the Fund's financial statements for each fiscal year.

  The policy of the Board of each of the Funds regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee of each Board reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of each Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

  During the last fiscal year, Deloitte & Touche LLP served as independent accountants for Prudential Europe Growth Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Pacific Growth Fund, Inc., Prudential Special Money Market Fund, Inc. and Prudential World Fund, Inc., and Price Waterhouse LLP served as independent accountants for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Global Genesis Fund, Inc., Prudential Natural Resources Fund, Inc. and Prudential Tax-Free Money Fund, Inc. The Boards of each of these Funds have selected their respective accountants to continue to serve in that capacity for the current fiscal year, subject to ratification by Shareholders of each of those Funds at the Meetings.

  Representatives of the accountants are not expected to be present at the Meetings but will be available to answer any questions or make any statements should any matters arise requiring their presence. Deloitte & Touche LLP and Price Waterhouse LLP have informed the Funds for which they will act as accountants that they have no material direct or indirect financial interest in these Funds.

  The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's accountant unless contrary instructions are given.

  REQUIRED VOTE. For each Fund, approval of Proposal No. 3 requires a vote of a majority of the votes cast with respect to Proposal No. 3 at the Meeting, provided a quorum is present.

  EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                            ADDITIONAL INFORMATION

  The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or Prudential Mutual Fund Management, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to
(i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of Shareholders in that Fund.

                                                          ESTIMATED SOLICITATION
FUND                                                        FEES AND EXPENSES
- ----                                                      ----------------------
Command Government.......................................        $  4,265
Command Money ...........................................        $ 72,924
Command Tax-Free.........................................        $  9,382
Europe Growth............................................        $ 23,340
Global Genesis...........................................        $ 30,684
PILP.....................................................        $    431
Natural Resources .......................................        $ 16,662
Pacific Growth...........................................        $ 57,376
Special Money............................................        $ 14,593
Tax-Free Money...........................................        $ 12,512
World Fund...............................................        $ 66,873

                             SHAREHOLDER PROPOSALS

  Any Shareholder who wishes to submit a proposal to be considered at a Fund's next annual meeting of Shareholders should send the proposal to that Fund at One Seaport Plaza, New York, New York 10292, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

  The Funds will not be required to hold annual meetings of Shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board of each Fund not to hold annual meetings of Shareholders unless such Shareholder action is required.

  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                OTHER BUSINESS

  Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

                                       S. Jane Rose
                                       Secretary

August 22, 1996


   It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

 Exhibit A  --Year in Which Current Board Member Standing for Re-
             Election
             Became a Member of the Board..............................    A-1
 Exhibit B  --Fund Ownership of Nominees and Current Board Members         B-1
            Standing for Re-Election...................................
 Exhibit C  --Board and Committee Information..........................    C-1
 Exhibit D  --Officer Information......................................    D-1
 Exhibit E  --Fundamental Restrictions.................................    E-1
 Appendix I --5% Shareholder Report....................................  APP-I

                                                                       EXHIBIT A

                  YEAR IN WHICH CURRENT BOARD MEMBER STANDING

              FOR RE-ELECTION BECAME A MEMBER OF THE BOARD *

                               NAME OF FUND

                                             COMMAND
                           COMMAND   COMMAND  TAX-   EUROPE GLOBAL        NATURAL  PACIFIC SPECIAL TAX-FREE WORLD
   DIRECTORS/TRUSTEES     GOVERNMENT  MONEY   FREE   GROWTH GENESIS PILP RESOURCES GROWTH   MONEY   MONEY   FUND
   ------------------     ---------- ------- ------- ------ ------- ---- --------- ------- ------- -------- -----
Edward D. Beach.........     1982     1982    1982     --    1987    --    1987      --     1989      --     --
Stephen C. Eyre.........      --       --      --      --     --     --     --      1991     --       --    1984
Delayne D. Gold.........     1983     1983    1983     --     --     --     --      1991    1989     1983   1984
Don G. Hoff.............      --       --      --      --     --     --     --      1991     --       --    1984
Robert E. LaBlanc.......      --       --      --      --     --     --     --      1991     --       --    1984
Richard A. Redeker......     1993     1993    1993    1994   1993   1993   1993     1993    1993     1995   1993
Robin B. Smith..........      --       --      --     1994    --    1987    --       --      --       --     --
Langdon R. Stevenson**..     1982     1982    1982     --     --     --     --       --      --       --     --
Stephen Stoneburn.......     1982     1982    1982     --     --     --     --       --     1989      --     --
Nancy H. Teeters........     1984     1984    1984     --     --     --     --       --     1989      --     --

- -------

* Excludes Robert F. Gunia and Mendel A. Melzer, who are not presently Members of any of these Boards. All nominees were nominated in 1996.
** Langdon R. Stevenson is a nominee for the Command Government, Command Money and Command Tax-Free Funds only.

                                                                      EXHIBIT B

 FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS STANDING FOR RE-ELECTION

                  NUMBER OF SHARES HELD AS OF AUGUST 9, 1996

                                                               NAME OF FUND
                         ----------------------------------------------------------------------------------------
                                            COMMAND                                                   TAX-
                          COMMAND   COMMAND  TAX-   EUROPE GLOBAL          NATURAL  PACIFIC SPECIAL** FREE  WORLD
DIRECTORS/TRUSTEES       GOVERNMENT  MONEY   FREE   GROWTH GENESIS  PILP  RESOURCES GROWTH    MONEY   MONEY FUND
- ------------------       ---------- ------- ------- ------ ------- ------ --------- ------- --------- ----- -----
Edward D. Beach.........    --        --      --     758     502    --       641      598      --      --    642
Stephen C. Eyre.........    --        --      --     --      --     --       --       --       --      --    --
Delayne D. Gold.........    --        --     4,864   --      --     --       --       --       --     1,595 3,354
Robert F. Gunia.........    --        --      --     --      --     --       --       --       --      --   1,942
Don G. Hoff.............    --        --      --     --      --     --       --       288      --      --    345
Robert E. LaBlanc.......    --        --      --    3,000    --     --       --      1,524     --      --   2,143
Mendel A. Melzer........    --        --      --     --      --     --       --       --       --      --    --
Richard A. Redeker......    --      312,913   --    3,921    --     --       --      4,675     --      --    --
Robin B. Smith..........    --        --      --    1,594    --    26,685    --                --      --    --
Langdon R. Stevenson*...    --        --      --     --      --     --       --       --       --      --    --
Stephen Stoneburn.......    --        --      --     --      --     --       --       --       --      --    --
Nancy H. Teeters........    --        --      --     --      --     --       --       --       --      --    --

- -------

 * Langdon R. Stevenson is a nominee for the Command Government, Command Money and Command Tax-Free Funds only.

** Shares of Special Money are available through the exchange privilege for Class B and Class C Shareholders of the Prudential Mutual Funds. Shares may also be purchased directly by investors subject to a minimum initial investment of $1,000,000.

                                                                      EXHIBIT C

                       BOARD AND COMMITTEE INFORMATION**

                               NAME OF FUND

                     COMMAND    COMMAND    COMMAND   EUROPE  GLOBAL           NATURAL  PACIFIC SPECIAL  TAX-FREE  WORLD
                  GOVERNMENT(1) MONEY(1) TAX-FREE(1) GROWTH  GENESIS  PILP   RESOURCES GROWTH  MONEY(2) MONEY(3)  FUND
                  ------------- -------- ----------- ------- ------- ------- --------- ------- -------- -------- -------
Annual Fee*.....     $7,000      $9,000    $8,000    $10,000 $5,000  $10,000  $7,500   $6,000   $3,000   $6,000  $12,000
Fee for
 Attendance at
 Board
 Meetings.......        N/A         N/A       N/A        N/A    N/A      N/A     N/A      N/A      N/A      N/A      N/A
Fee for
 Attendance at
 Committee
 Meetings.......        N/A         N/A       N/A        N/A    N/A      N/A     N/A      N/A      N/A      N/A      N/A
Number of Board
 Meetings During
 Last Fiscal
 Year...........          4           4         4          4      4        4       4        4        4        4        4
Number of Audit
 Committee
 Meetings During
 Last
 Fiscal Year....          2           2         2          2      2        2       2        4        2        2        4
Number of
 Nominating
 Committee
 Meetings During
 Last
 Fiscal Year....          1           1         1        --       1        1       1      --         1        1      --
Size of Current
 Board..........          9           9         9          3      6        5       6        9        7        5        9

- -------
 * Reflects compensation rates in effect prior to changes described in proxy statement. Board Members who were not independent did not receive compensation from the Funds.
** Only the Independent Directors/Trustees of the Board serve on the Funds'
   Audit and Nominating Committees.

(1) Harry A. Jacobs, Jr. and David S. Towner each attended less than 75% of the Board meetings, and Board and Committee meetings, respectively, during the Fund's last fiscal year.

(2) Harry A. Jacobs, Jr. attended less than 75% of the Board meetings during the Fund's last fiscal year.

(3) Stephen P. Munn and Louis A. Weil, III, each attended less than 75% of the Board and Committee meetings during the Fund's last fiscal year.

                                                                       EXHIBIT D

                              OFFICER INFORMATION


                                                                       OFFICER SINCE
                             --------------------------------------------------------------------------------------------------

   NAME, AGE, PRINCIPAL                                   COMMAND
   BUSINESS OCCUPATION                  COMMAND   COMMAND  TAX-   EUROPE GLOBAL         NATURAL  PACIFIC SPECIAL TAX-FREE WORLD
 FOR THE PAST FIVE YEARS       OFFICE   GOVERNMENT  MONEY  FREE   GROWTH GENESIS PILP  RESOURCES GROWTH   MONEY   MONEY   FUND
- ------------------------     --------- ---------- ------- ------- ------ ------- ----- --------- ------- ------- -------- -----
    Richard A.               President    4/95     4/95    4/95    6/95   5/95    4/95   5/95     6/95     4/95    5/95    6/95
     Redeker (53),
     Chief Executive
     Officer and
     Director (since
     October 1993),
     Prudential
     Mutual Fund
     Management,
     Inc.; Executive
     Vice President,
     Director and
     Member of the
     Operating
     Committee
     (since October
     1993),
     Prudential
     Securities
     Incorporated;
     Director (since
     October 1993)
     of Prudential
     Securities
     Group, Inc;
     formerly Senior
     Executive Vice
     President and
     Director of
     Kemper
     Financial
     Services, Inc.
     (September
     1978-September
     1993); and
     President and
     Director of The
     High Yield
     Income Fund,
     Inc.
    David W. Drasnin           Vice        --       --      --      --     --      --     --       --       --     7/85    3/85
     (58),                   President
     Vice President
     and Branch
     Manager of
     Prudential
     Securities.
    Robert F. Gunia            Vice       8/87     8/87    8/87    6/94   6/87   10/87   6/87     6/92    10/89    4/87   12/87
     (49),                   President
     Director (Since
     January 1989),
     Chief
     Administrative
     Officer (since
     July 1990), and
     Executive Vice
     President,
     Treasurer and
     Chief Financial
     Officer (since
     June 1987) of
     PMF;
     Comptroller of
     The Money
     Management
     Group of
     Prudential
     (since 1996);
     Senior Vice
     President
     (since March
     1987) of
     Prudential
     Securities;
     Executive Vice
     President,
     Treasurer and
     Comptroller
     (since March
     1991) of PMFD;
     Director (since
     June 1987) of
     PMFS; Vice
     President and
     Director of the
     Asia Pacific
     Fund, Inc.
     (since May
     1989)
    Susan C. Cote            Treasurer     --       --      --      --    6/87     --    6/87      --       --      --      --
     (41),
     Managing
     Director,
     Prudential
     Investment
     Advisors, and
     Vice President,
     The Prudential
     Investment
     Corporation
     (since February
     1995); Senior
     Vice President
     (January 1989-
     January 1995)
     of PMF; Senior
     Vice President
     (January 1992-
     January 1995)
     and Vice
     President
     (January 1986-
     December 1991)
     of Prudential
     Securities
    Eugene S. Stark          Treasurer     --       --      --      --     --     4/95    --      6/95     4/95     --      --
     (38),
     First Vice
     President
     (since January
     1990) of PMF

                                                                      OFFICER SINCE
                            -------------------------------------------------------------------------------------------------
  NAME, AGE, PRINCIPAL                                   COMMAND
  BUSINESS OCCUPATION                  COMMAND   COMMAND  TAX-   EUROPE GLOBAL         NATURAL  PACIFIC SPECIAL TAX-FREE WORLD
 FOR THE PAST FIVE YEARS     OFFICE   GOVERNMENT  MONEY   FREE   GROWTH GENESIS PILP  RESOURCES GROWTH   MONEY   MONEY   FUND
- -----------------------     --------- ---------- ------- ------- ------ ------- ----- --------- ------- ------- -------- -----
   Grace Torres             Treasurer    4/95     4/95    4/95    6/95    --      --     --       --       --     2/95   6/95
    (37),
    First Vice
    President (since
    March 1994) of
    PMF; First Vice
    President of
    Prudential
    Securities
    (since March
    1994); prior
    thereto Vice
    President of
    Bankers Trust
    Corporation
   Stephen Ungerman         Assistant    4/95     4/95    4/95    6/95   5/95    4/95   5/95     6/95     4/95    5/95   6/95
    (42),                   Treasurer
    First Vice
    President (since
    February 1993)
    of PMF; prior
    thereto, Senior
    Tax Manager of
    Price Waterhouse
    (1981- January
    1993)
   S. Jane Rose             Secretary    9/84     9/84    9/84    6/94   6/87   10/87   6/87     6/92    10/89   10/84   9/84
    (50),
    Senior Vice
    President (since
    January 1991)
    and Senior
    Counsel (since
    June 1987) of
    PMF; Senior Vice
    President and
    Senior Counsel
    of Prudential
    Securities
    (since July
    1992); formerly
    Vice President
    and Associate
    General Counsel
    of Prudential
    Securities
   Marguerite               Assistant     --       --      --      --    5/91    5/92   5/91      --       --      --     --
    Morrison (40),          Secretary
    Assistant Vice
    President and
    Associate
    General Counsel
    (since June
    1991) of PMF;
    Vice President
    and Associate
    General Counsel
    of Prudential
    Securities
   Ellyn C. Vogin           Assistant    4/95     4/95    4/95    6/95    --      --     --      6/95     4/95     --    6/95
    (35),                   Secretary
    Vice President
    and Associate
    General Counsel
    (since March
    1995) of PMF;
    Vice President
    and Associate
    General Counsel
    of Prudential
    Securities
    (since March
    1995); prior
    thereto,
    associated with
    the law firm of
    Fulbright &
    Jaworski L.L.P.

                                                                      EXHIBIT E

                       EXISTING FUNDAMENTAL RESTRICTIONS

  The fundamental investment restrictions of each Fund will be found on the following pages of this Exhibit (underscored language represents proposed additions; bracketed language represents proposed deletions):

                              COMMAND MONEY FUND

                            INVESTMENT RESTRICTIONS

  The investment restrictions of the Money Fund provide that the Money Fund may not:

    1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests, which might otherwise require the untimely disposition of securities, and borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Money Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, except that these borrowing restrictions do not apply to reverse repurchase agreements. The Money Fund will not purchase securities while borrowings are outstanding;

    2. Make loans to others, except through the purchase of debt obligations, repurchase agreements and loans of portfolio securities limited to 10% of the value of the Money Fund's total assets;

    3. Purchase or sell real estate or real estate mortgage loans; however, the Money Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

    4. Purchase securities on margin or sell short;

    5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money;

    6. Issue senior securities as defined in the Investment Company Act except insofar as the Money Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis;

    7. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

    8. Underwrite securities of other issuers;

    [9. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads or combination thereof, except that the Money Fund may purchase instruments together with the right to resell such instruments;]

    9. [10.] Purchase the securities of any other investment company, except
    -
  in connection with a merger, consolidation, reorganization or acquisition of assets;

    10. [11.] Purchase securities of any issuer for the purpose of exercising
    --
  control or management;

    [12. Purchase securities, other than obligations of U.S. Government agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years' continuous operation, if immediately after such purchase, more than 5% of the value of the Money Fund's total assets would be invested in such securities;]

    11. [13.] Purchase any securities, other than obligations of the U.S.
    --
  Government, its agencies or instrumentalities, if, as a result, with respect to 75% of the value of the Money Fund's total assets, more than 5% of the value of the Money Fund's total assets would be invested in the securities of a single issuer;

    12. [14] Purchase any securities (other than obligations of the U.S.
    --
  Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Money Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act). U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by SEC regulation); and

    13. [15] Enter into reverse repurchase agreements if, as a result
    --
  thereof, the Money Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Money Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

                             COMMAND TAX-FREE FUND

                            INVESTMENT RESTRICTIONS

  The investment restrictions of the Tax-Free Fund provide that the Tax-Free Fund may not:

    1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of a single issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities or secured by such obligations);

    2. Concentrate more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. The Tax-Free Fund may invest more than 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;

    3. Make short sales of securities;

    4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

    5. Issue senior securities, except by purchasing securities on a when-issued or delayed delivery basis, or borrow money, except that the Tax-Free Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. The Tax-Free Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed. The Tax-Free Fund will not purchase securities while borrowings are outstanding;

    6. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market or other fair value at the time of pledging) and then only to secure permitted borrowings of money;

    7. Engage in the underwriting of securities;

    8. Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate;

    9. Make loans of money or securities. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan;

    10. [Purchase] Invest in securities of other investment companies, except
                                                                       ------
  by purchases in the open market involving only customary brokerage
  ------------------------------------------------------------------
  commissions and as a result of which not more than 10% of its total assets
  --------------------------------------------------------------------------
  (determined at the time of investment) would be invested in such
  ----------------------------------------------------------------
  securities, or except as part of [in connection with] a merger,
  --------------
  consolidation, [reorganization] or other acquisition [of assets].

    11. Invest for the purpose of exercising control or management of another company;

    12. Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell Municipal Bonds and Notes, as set forth under "How the Funds Invest--Tax-Free Fund--Investment Objectives and Policies" in the Prospectus and in this Statement of Additional
  Information;

    13. Purchase industrial revenue bonds if, as a result of such purchase, more that 5% of total Tax-Free Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history: and

    14. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

  The Tax-Free Fund has reserved freedom to invest more than 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry. See Investment Restriction No. 2. The Tax-Free Fund, however, will not invest more than 25% of the value of its assets in obligations of private (I.E., non-governmental) issuers in the same industry.

                            COMMAND GOVERNMENT FUND

                            INVESTMENT RESTRICTIONS

  The investment restrictions of the Government Fund provide that the Government Fund may not:

    1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Government Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time borrowing is made; the Government Fund will not purchase securities while borrowings are outstanding;

    2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money;

    3. Make loans to others, except through the purchase of the debt obligations and repurchase agreements and loans of portfolio securities referred to under "How the Funds Invest--Other Investments and Policies Applicable to the Funds--Securities Lending." Loans of portfolio securities will be limited to 10% of the value of the Government Fund's total assets and will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower equal at all times to the current market value of the securities loaned;

    4. Purchase or sell real estate or real estate mortgage loans;

    5. Purchase securities on margin or sell short;

    6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

    7. Underwrite securities of other issuers;

    [8. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Government Fund may purchase instruments together with the right to resell such instruments;]

    8. [9.] Purchase the securities of any other investment company, except
    -
  in connection with a merger, consolidation, reorganization or acquisition of assets; and

    9. [10.] Issue senior securities as defined in the Investment Company Act
    -
  except insofar as the Government Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

                      PRUDENTIAL EUROPE GROWTH FUND, INC.

                            INVESTMENT RESTRICTIONS

  The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

    [5. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.]

    5. [6.] Buy or sell real estate or interests in real estate, except that
    -
  the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    6. [7.] Buy or sell commodities or commodity contracts, except that the
    -
  Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

    7. [8.] Act as underwriter except to the extent that, in connection with
    -
  the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

    8. [9.] Make investments for the purpose of exercising control or
    -
  management.

    9. [10.] Invest in securities of other investment companies, except by
    -
  purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. [11.] Invest in interests in oil, gas or other mineral exploration or
    --
  development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    11. [12.] Make loans, except through (i) repurchase agreements and (ii)
    --
  loans of portfolio securities limited to 30% of the Fund's total assets.

    12. [13.] Purchase more than 10% of all outstanding voting securities of
    --
  any one issuer.

                     PRUDENTIAL GLOBAL GENESIS FUND, INC.

                            INVESTMENT RESTRICTIONS

  The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except short sales against-the-box.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in the securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

    7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    8. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts on currencies and on stock indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

    9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    10. Make investments for the purpose of exercising control or management.

    11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    13. Make loans, except though (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% [10%] of the Fund's total assets).
                                   ---

              PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

                            INVESTMENT RESTRICTIONS

  The Institutional Money Market Series may not:

    1. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions): provided that the deposit or payment by the Series of initial or maintenance margin in connection with options futures contracts is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position.

    3. Issue senior securities, borrow money (including through the entry into reverse repurchase agreement transactions) or pledge its assets, except that the Series may borrow up to 15% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes and may pledge up to 15% of the value of its total assets to secure such borrowings. No Series will purchase portfolio securities if its borrowings exceed 5% of its net assets. The purchase or sale of securities on a "when-issued" or delayed delivery basis, the entry into reverse repurchase agreements and the purchase and sale of financial futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security.

    [4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities and obligations of domestic branches of U.S. banks) if as a result: (i) more than 5% of the Series' total assets (determined at the time of investment) would then be invested in securities of a single issuer, except that, with respect to certificates of deposit, time deposits and bankers' acceptances, up to 25% of the value of the Series' total assets may be invested without regard to the 5% limitation or
  (ii) 25% or more of the Series' total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.]

    4. Purchase any securities (other than obligations of the U.S.
    --------------------------------------------------------------
  Government, its agencies or instrumentalities) if, as a result, with
  --------------------------------------------------------------------
  respect to 75% of the value of the Fund's total assets, more than 5% of the
  ---------------------------------------------------------------------------
  value of the Fund's total assets would be invested in the securities of a
  -------------------------------------------------------------------------
  single issuer.
  --------------

    5. Purchase any securities (other than obligations of the U.S.
  ----------------------------------------------------------------
  Government, its agencies and instrumentalities) if, as a result, 25% or
  -----------------------------------------------------------------------
  more of the value of the Series' total assets (determined at the time of
  ------------------------------------------------------------------------
  investment) would be invested in the securities of one or more issuers
  ----------------------------------------------------------------------
  conducting their principal business activities in the same industry,
  --------------------------------------------------------------------
  provided that there is no limitation with respect to money market
  -----------------------------------------------------------------
  instruments of domestic banks. For purposes of this exception, domestic
  -----------------------------------------------------------------------
  banks shall include all banks which are organized under the laws of United
  --------------------------------------------------------------------------
  States or a state (as defined in the Investment Company Act), U.S. branches
  ---------------------------------------------------------------------------
  of foreign banks that are subject to the same regulations as U.S. banks and
  ---------------------------------------------------------------------------
  foreign branches of domestic banks.
  -----------------------------------

    [5. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Series' total assets would be invested in such securities.]

    [6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Director of the Fund or the investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.]

    6.[7.] Buy or sell real estate or interests in real estate, except that
    -
  the Series may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.

    7. [8] Act as underwriter except to the extent that, in connection with
    -
  the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8. [9] Make investments for the purpose of exercising control or
    -
  management.

    [10. Purchase securities for which there are legal or contractual restrictions on resale or invest in securities for which there is no readily available market, including repurchase agreements having maturities of more than seven days, if more than 10% of the Series' total assets would be invested in such securities.]

    9. [11] Invest in securities of other registered investment companies,
    -
  except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than [5%] 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. [12] Invest in interests in oil, gas or other mineral exploration or
    --
  development programs, except that the Series may invest in the securities of companies which invest in or sponsor such programs.

    11. [13] Make loans, except through (i) repurchase agreements and (ii)
    --
  loans of portfolio securities (limited to 15% of the value of the Series' total assets).

    12. [14] Purchase common stock or other voting securities, preferred
    --
  stock, warrants or other equity securities, except as may be permitted by restriction number [11] 9.
                          -
    13. [15] Enter into reverse repurchase agreements if, as a result
    --
  thereof, the Series' obligations with respect to reverse repurchase agreements would exceed 15% of the value of the Series' total assets.

    14. [16] Buy or sell commodities or commodity contracts, except that the
    --
  Series may purchase and sell futures contracts and options thereon.

                    PRUDENTIAL NATURAL RESOURCES FUND, INC.

                            INVESTMENT RESTRICTIONS

  The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except short sales against-the-box.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would than be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    7. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts on currencies and on stock indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

    8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    9. Make investments for the purpose of exercising control or management.

    10. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% [10%] of the Fund's total assets).
                                      ---

    13. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such agency or instrumentality and except that the Fund may invest in securities rated in the top three grades by a nationally recognized rating agency.

                     PRUDENTIAL PACIFIC GROWTH FUND, INC.

                            INVESTMENT RESTRICTIONS

  The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

    [5. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.]

    5. [6.] Buy or sell real estate or interests in real estate, except that
    -
  the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    6. [7.] Buy or sell commodities or commodity contracts, except that the
    -
  Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

    7. [8.] Act as underwriter except to the extent that, in connection with
    -
  the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

    8. [9.] Make investments for the purpose of exercising control or
    -
  management.

    9. [10.] Invest in securities of other investment companies, except by
    -
  purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. [11.] Invest in interests in oil, gas or other mineral exploration or
    --
  development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.


    11. [12.] Make loans, except through (i) repurchase agreements and (ii)
    --
  loans of portfolio securities (limited to 30% [10%] of the Fund's total
  assets).                                  ---

    12. [13.] Purchase more than 10% of all outstanding voting securities of
    --
  any one issuer.

                  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.

                            INVESTMENT RESTRICTIONS

  The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    2. Make short sales of securities or maintain a short position.

    3. Issue senior securities, borrow money or pledge its assets, except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a reverse repurchase agreement and except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings or reverse repurchase agreements. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be the issuance of a senior security and such arrangements are not deemed to be a pledge of assets.

    4. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    6. Make investments for the purpose of exercising control or management.

    7. Invest in interests in oil, gas or other mineral exploration or development programs.

    8. Make loans to others except [that the Fund may enter into] through the
                  ---------                                       -----------
  purchase of debt obligations, repurchase agreements and loans of portfolio
  -----------------------------                       ----------------------
  securities limited to 10% of the value of the Fund's total assets.
  ------------------------------------------------------------------


    9. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by the Fund by restriction number [14] 13 (below).
                             --

    10. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

    11. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer.

    12. Purchase any securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks (including U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks, provided the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

    [13. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.]

    13. [14.] Invest in securities of other registered investment companies,
    --
  except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                     PRUDENTIAL TAX-FREE MONEY FUND, INC.

                            INVESTMENT RESTRICTIONS

  The Fund may not:

    (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities or secured by such obligations). See "Municipal Bonds and Notes" under "Investment Objective and Policies" for definition of an issuer.

    (2) Make short sales of securities.

    (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

    (4) Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. Secured Temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed.

    (5) Pledge its assets or assign or otherwise encumber them in excess of 10% of its assets (taken at market or other fair value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction (4).

    (6) Engage in the underwriting of securities.

    (7) Purchase or sell real estate mortgages loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

    (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements. [The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.]

    (9) Purchase securities of other investment companies, except in the open
                                                         --------------------
  market involving only customary brokerage commissions and as a result of
  ------------------------------------------------------------------------
  which not more than 10% of its total assets (determined at the time of
  ----------------------------------------------------------------------
  investment would be invested in such securities or except in connection
  --------------------------------------------------
  with a merger, consolidation, reorganization or acquisition of assets.


    (10) Invest for the purpose of exercising control of management of another company.

    (11) Purchase industrial revenue bonds, if as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

                          PRUDENTIAL WORLD FUND, INC.

                            INVESTMENT RESTRICTIONS

  The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign exchange contracts, options and futures contracts and any collateral arrangements with respect to the purchase and sale of forward foreign exchange contracts, options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issue.

    [6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.]

    6.[7.] Buy or sell commodities or commodity contracts or real estate or
    -
  invest in real estate, although it may purchase or sell securities which are secured by real estate and securities of companies which invest or deal in real estate (for the purposes of this restriction, stock options, options on debt securities, options on stock indices, stock indices futures, options on stock index futures, futures contracts on currencies, options on such contracts and forward foreign exchange contracts are not deemed to be a commodity or commodity contract).

    7.[8.] Act as underwriter except to the extent that, in connection with
    -
  the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8.[9.] Make investments for the purpose of exercising control or
    -
  management.

    9.[10.] Invest in securities of other registered investment companies,
    -
  except by purchases in the open market involving only customary brokerage
  -------------------------------------------------------------------------
  commissions and as a result of which not more than 10% of its total assets
  --------------------------------------------------------------------------
  (determined at the time of investment) would be invested in such
  ----------------------------------------------------------------
  securities, or except as part of [in connection with] a merger,
  -----------
  consolidation [reorganization] or other acquisition.

    10.[11.] Invest in interest in oil, gas or other mineral exploration or
    --
  development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

    11.[12.] Make loans, except through (i) repurchase agreements and (ii)
    --
  loans of portfolio securities (limited to [10%] 30% of the Fund's total assets).

    12.[13.] Purchase warrants if as a result the Fund would then have more
    --
  than 5% of its total assets (taken at current value) invested in warrants.

                                                                APPENDIX I

                          5% SHAREHOLDER REPORT

  As of August 9, 1996, the only beneficial owners, directly or indirectly, 5% or more of the outstanding Shares of the Funds noted below were:

GLOBAL GENESIS

  Prudential Securities Inc. FAPDC Machine Inc., Paul Costain, 54 Warehouse Lane, Rowley, Massachusetts held 7,954 Class C Shares (approximately 7.6% of the outstanding Class C Shares) of the Fund.

NATURAL RESOURCES

  Michele Ferrera & Dora Ann Ferrera JT TEN, c/o Industrial Development Co., 4100 N. Powerline Rd. Ste-B2, Pompano Beach, Florida, held 6,014 Class C Shares (approximately 6.2% of the outstanding Class C Shares) of the Fund.

  With respect to Command Government, Command Money, Command Tax-Free, Europe Growth, PILP, Pacific Growth, Special Money, Tax-Free Money and World Fund there were no beneficial owners, directly or indirectly, 5% or more of the outstanding Shares of each of the respective Funds as of August 9, 1996.

                                     APP-I

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     PRUDENTIAL GLOBAL GENESIS FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

              PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    PRUDENTIAL NATURAL RESOURCES FUND,INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     PRUDENTIAL PACIFIC GROWTH FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     PRUDENTIAL TAX-FREE MONEY FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          PRUDENTIAL WORLD FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

Prudential Europe Growth Fund, Inc.       Proxy
One Seaport Plaza
New York, New York  10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Grace C. Torres and Ellyn C. Vogin as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Europe Growth Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

      Nominees:    Edward D. Beach
                   Stephen C. Eyre
                   Delayne D. Gold
                   Robert F. Gunia
                   Don G. Hoff
                   Robert E. LaBlanc
                   Mendel A. Melzer
                   Richard A. Redeker
                   Robin B. Smith
                   Stephen Stoneburn
                   Nancy H. Teeters

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending April 30, 1997.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box

  1.  Election of Nominees

For     Withhold   For All Except
All     All     As Listed Below
[ ]     [ ]        [ ]

List Exceptions:
                ----------------------
                ----------------------
                ----------------------

Voting Instructions:  Mark your vote
(For, Against, Abstain) IN THE BOX.

      For   Against   Abstain

2(b). [ ]     [ ]      [ ]

 3.   [ ]     [ ]      [ ]

 4.   [ ]     [ ]      [ ]

[BAR CODE APPEARS HERE]


- --------------
Date
X
- --------------------------------
Signature
X
- --------------------------------
Signature if Held Jointly


[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .    For Election of Nominees:
     o       Mark "FOR ALL" if you wish to vote for all nominees.
     o       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     o Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .    Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
     o Make dark, heavy marks within the appropriate box to indicate your selection.
     o       Use a pencil or pen--black or blue ink only--to complete the form.
     o       Do not make any stray marks on the form.
     o       Erase all unwanted marks completely.

         Proper Marks     For    Against   Abstain

                          [X]      [ ]     [ ]

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

        Improper Marks    For    Against   Abstain

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

                          [ ]      [ ]     [ ]

 .    If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .    If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .    NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .    It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .    After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                     PROXY

Prudential Global Genesis Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Susan C. Cote, Marguerite E.H. Morrison and S. Jane Rose, as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Global Genesis Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

      Nominees:    Edward D. Beach
                   Stephen C. Eyre
                   Delayne D. Gold
                   Robert F. Gunia
                   Don G. Hoff
                   Robert E. LaBlanc
                   Mendel A. Melzer
                   Richard A. Redeker
                   Robin B. Smith
                   Stephen Stoneburn
                   Nancy H. Teeters

2(c). To approve an amendment of the Fund's investment restriction regarding securities lending.

3. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending May 31, 1997.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1. Election of Nominees
 For    Withhold    For All Except
 All    All         As Listed Below
 [_]    [_]         [_]
List Exceptions:
                --------------------

                --------------------

                --------------------
Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

       For   Against     Abstain

2(c).  [_]     [_]         [_]

 3.    [_]     [_]         [_]

 4.    [_]     [_]         [_]

[BAR CODE]


- -----------------------------
Date

X
- ------------------------------
Signature

X
- ------------------------------
Signature If Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .       For Election of Nominees:
        .       Mark "FOR ALL" if you wish to vote for all nominees.
        .       Mark "WITHHOLD ALL" if you wish to vote against all nominees.
        .       Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .       Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
        .       Make dark, heavy marks within the appropriate box to indicate your selection.
        .       Use a pencil or pen--black or blue ink only--to complete the form.
        .       Do not make any stray marks on the form.
        .       Erase all unwanted marks completely.

                 Proper Marks     For     Against     Abstain

                    [Example of Proper marks appears here]

                 Improper Marks   For     Against     Abstain

                   [Example of Improper marks appears here]

 .       If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

 .       If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .       NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .       It is very important that you date and sign your card. Failure to do so may result in your proxy being declared invalid.

 .       After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                    PROXY

Prudential Institutional Liquidity Portfolio, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Marguerite E.H. Morrison, S. Jane Rose, and Eugene S. Stark as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Institutional Liquidity Portfolio, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.     Election of Directors

       Nominees:  Edward D. Beach
                  Stephen C. Eyre
                  Delayne D. Gold
                  Robert F. Gunia
                  Don G. Hoff
                  Robert E. LaBlanc
                  Mendel A. Melzer
                  Richard A. Redeker
                  Robin B. Smith
                  Stephen Stoneburn
                  Nancy H. Teeters


2(a). To approve an amendment of the Fund's investment restrictions regarding investment in shares of other investment companies.

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

2(e). To approve the elimination of the Fund's investment restriction regarding restricted and illiquid securities.

2(f). To approve amendment of the Fund's investment restriction regarding diversification and concentration of investments in bank obligations.

2(g). To approve elimination of the Fund's investment restriction limiting investment in the securities of any issuer in which officers and directors of the Fund or its adviser own more than a specified interest.

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending March 31, 1997.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1.  Election of Nominees

For           Withhold         For All Except
All           All              As Listed Below
[_]           [_]              [_]

List Exceptions:
                --------------------------------

                --------------------------------

                --------------------------------

Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

       FOR             AGAINST           ABSTAIN

2(a).  [_]               [_]               [_]

2(b).  [_]               [_]               [_]

2(e).  [_]               [_]               [_]

2(f).  [_]               [_]               [_]

2(g).  [_]               [_]               [_]

3.     [_]               [_]               [_]

4.     [_]               [_]               [_]

[BAR CODE APPEARS HERE]


- -----------------------------------
Date
X
- -----------------------------------
Signature
X
- -----------------------------------
Signature if Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

     For Election of Nominees;
     .    Mark "FOR ALL" if you wish to vote for all nominees.
     .    Mark "WITHHOLD ALL" if you wish to vote against all nominee.
     . Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

     Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
     . Make dark, heavy marks within the appropriate box to indicate your selection.
     .    Use a pencil or pen--black or blue ink only--to complete the form.
     .    Do not make any stray marks on the form.
     .    Erase all unwanted marks completely.

       Proper Marks     For             Against          Abstain

                    [EXAMPLES OF PROPER MARKS APPEAR HERE]

     Improper Marks     For             Against          Abstain

                   [EXAMPLES OF IMPROPER MARKS APPEAR HERE]

 .    If you wish to attend the meeting and vote your shares, mark the box for a
     "Legal Proxy" and one will be mailed to you.

 .    If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .    NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .    It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .    After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                    PROXY

Prudential Natural Resources Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Susan C. Cote, Marguerite E.H. Morrison and S. Jane Rose as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Natural Resources Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.     Election of Directors

       Nominees:  Edward D. Beach
                  Stephen C. Eyre
                  Delayne D. Gold
                  Robert F. Gunia
                  Don G. Hoff
                  Robert E. LaBlanc
                  Mendel A. Melzer
                  Richard A. Redeker
                  Robin B. Smith
                  Stephen Stoneburn
                  Nancy H. Teeters

2(c). To approve an amendment of the Fund's investment restriction regarding securities lending.

3. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending May 31, 1997.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1.  Election of Nominees

For              Withhold           For All Except
All              All                As Listed Below
[_]              [_]                [_]

List Exceptions:
                --------------------------------

                --------------------------------

                --------------------------------

Voting Instructions: Mark your vote______
(For, Against, Abstain) IN THE BOX.

       FOR             AGAINST           ABSTAIN

2(c).  [_]               [_]               [_]

3.     [_]               [_]               [_]

4.     [_]               [_]               [_]

[BAR CODE APPEARS HERE]


- -----------------------------------
Date
X
- -----------------------------------
Signature
X
- -----------------------------------
Signature if Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .    For election of Nominees:
     .    Mark "FOR ALL" if you wish to vote for all nominees.
     .    Mark "WITHHOLD ALL" if you wish to vote against all nominee.
     . Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .    Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
     . Make dark, heavy marks within the appropriate box to indicate your selection.
     .    Use a pencil or pen--black or blue ink only--to complete the form.
     .    Do not make any stray marks on the form.
     .    Erase all unwanted marks completely.

       Proper Marks     For             Against          Abstain

                        [X]             [ ]              [ ]
                        [ ]             [X]              [ ]
                        [ ]             [ ]              [X]

     Improper Marks     For             Against          Abstain

                        [ ]             [ ]              [ ]
                        [ ]             [ ]              [ ]
                        [ ]             [ ]              [ ]

 .    If you wish to attend the meeting and vote your shares, mark the box for a
     "Legal Proxy" and one will be mailed to you.

 .    If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .    NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .    It is very Important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .    After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES

____________________________

____________________________

____________________________

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

                                PROXY SERVICES

                                     PROXY

Prudential Pacific Growth Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Eugene S. Stark and Ellyn C. Vogin as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Pacific Growth Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.     Election of Directors

       Nominees:  Edward D. Beach
                  Stephen C. Eyre
                  Delayne D. Gold
                  Robert F. Gunia
                  Don G. Hoff
                  Robert E. LaBlanc
                  Mendel A. Melzer
                  Richard A. Redeker
                  Robin B. Smith
                  Stephen Stoneburn
                  Nancy H. Teeters

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending October 31, 1996.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1.  Election of Nominees

  For          Withhold      For All Except
  All          All           As Listed Below

  [_]          [_]           [_]

List Exceptions:
                ------------------------------
                ------------------------------
                ------------------------------

Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

      For           Against       Abstain

2(b). [_]             [_]           [_]

 3.   [_]             [_]           [_]

 4.   [_]             [_]           [_]

[BAR CODE APPEARS HERE]

- -------------------------------
Date

X
- ------------------------------------------------------
Signature

X
- ------------------------------------------------------
Signature If Held Jointly

    [NAME/ADDRESS OF SHAREHOLDER APPEARS HERE]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .     For Election of Nominees:
      .     Mark "FOR ALL" if you wish to vote for all nominees.
      .     Mark "WITHHOLD ALL" If you wish to vote against all nominees.
      .     Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .     Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
      .     Make dark, heavy marks within the appropriate box to indicate your selection.
      .     Use a pencil or pen--black or blue ink only--to complete the form.
      .     Do not make any stray marks on the form.
      .     Erase all unwanted marks completely.

         Proper Marks    For     Against     Abstain

                         [EXAMPLE OF PROPER MARKS APPEARS HERE]

         Improper Marks  For     Against     Abstain

                         [EXAMPLE OF IMPROPER MARKS APPEARS HERE]

 .     If you wish to attend the meeting and vote your shares, mark the box for a
      "Legal Proxy" and one will be mailed to you.

 .     If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .     NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .     It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .     After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES

- ----------------------------

- ----------------------------

- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

PROXY SERVICES

Prudential Special Money Market Fund, Inc.       Proxy
One Seaport Plaza
New York, New York  10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Grace C. Torres and Ellyn C. Vogin as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Special Money Market Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.    Election of Directors

      Nominees:    Edward D. Beach
                   Stephen C. Eyre
                   Delayne D. Gold
                   Robert F. Gunia
                   Don G. Hoff
                   Robert E. La Blanc
                   Mendel A. Melzer
                   Richard A. Redeker
                   Robin B. Smith
                   Stephen Stoneburn
                   Nancy H. Teeters

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

2(c). To approve an amendment of the Fund's investment restriction regarding securities lending.

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending June 30, 1997.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box

  1.  Election of Nominees

For     Withhold   For All Except
All     All        As Listed Below
[ ]     [ ]        [ ]

List Exceptions:
                ----------------------
                ----------------------
                ----------------------

Voting Instructions:  Mark your vote
(For, Against, Abstain) IN THE BOX.

      For   Against  Abstain

2(b). [ ]     [ ]      [ ]

2(c). [ ]     [ ]      [ ]

 3.   [ ]     [ ]      [ ]

 4.   [ ]     [ ]      [ ]

[BAR CODE APPEARS HERE]


- --------------
Date
X
- --------------------------------
Signature
X
- --------------------------------
Signature if Held Jointly


[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .     For Election of Nominees:
      .     Mark "FOR ALL" if you wish to vote for all nominees.
      .     Mark "WITHHOLD ALL" If you wish to vote against all nominees.
      .     Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .     Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
      .     Make dark, heavy marks within the appropriate box to indicate your selection.
      .     Use a pencil or pen--black or blue ink only--to complete the form.
      .     Do not make any stray marks on the form.
      .     Erase all unwanted marks completely.

         Proper Marks    For     Against     Abstain

                         [EXAMPLE OF PROPER MARKS APPEARS HERE]

         Improper Marks  For     Against     Abstain

                         [EXAMPLE OF IMPROPER MARKS APPEARS HERE]

 .     If you wish to attend the meeting and vote your shares, mark the box for a
      "Legal Proxy" and one will be mailed to you.

 .     If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .     NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .     It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .     After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES

- ----------------------------

- ----------------------------

- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

PROXY SERVICES

                                    PROXY

Prudential Tax-Free Money Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential Tax-Free Money Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.     Election of Directors

       Nominees:  Edward D. Beach
                  Stephen C. Eyre
                  Delayne D. Gold
                  Robert F. Gunia
                  Don G. Hoff
                  Robert E. LaBlanc
                  Mendel A. Melzer
                  Richard A. Redeker
                  Robin B. Smith
                  Stephen Stoneburn
                  Nancy H. Teeters

2(a). To approve an amendment of the Fund's investment restrictions regarding investment in shares of other investment companies.

2(h). To approve an amendment of the Fund's investment restriction regarding the making of loans.

3. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1.  Election of Nominees

For           Withhold         For All Except
All           All              As Listed Below
[_]           [_]              [_]

List Exceptions:
                --------------------------------

                --------------------------------

                --------------------------------

Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

       FOR             AGAINST           ABSTAIN

2(a).  [_]               [_]               [_]

2(h).  [_]               [_]               [_]

3.     [_]               [_]               [_]

4.     [_]               [_]               [_]

[BAR CODE APPEARS HERE]


- -----------------------------------
Date
X
- ------------------------------------------------
Signature
X
- ------------------------------------------------
Signature if Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .    For Election of Nominees:
     .    Mark "FOR ALL" if you wish to vote for all nominees.
     .    Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     . Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 .    Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
     . Make dark, heavy marks within the appropriate box to indicate your selection.
     .    Use a pencil or pen--black or blue ink only--to complete the form.
     .    Do not make any stray marks on the form.
     .    Erase all unwanted marks completely.

       Proper Marks     For             Against          Abstain

                    [EXAMPLE OF PROPER MARKS APPEARS HERE]

     Improper Marks     For             Against          Abstain

                   [EXAMPLE OF IMPROPER MARKS APPEARS HERE]

 .    If you wish to attend the meeting and vote your shares, mark the box for a
     "Legal Proxy" and one will be mailed to you.

 .    If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .    NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .    It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .    After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES

- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records.
Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.



                                PROXY SERVICES

                                    Proxy

Prudential World Fund, Inc.
One Seaport Plaza
New York, New York 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints S. Jane Rose, Grace C. Torres and Ellyn C. Vogin as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Prudential World Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.     Election of Directors

       Nominees:  Edward D. Beach
                  Stephen C. Eyre
                  Delayne D. Gold
                  Robert F. Gunia
                  Don G. Hoff
                  Robert E. LaBlanc
                  Mendel A. Melzer
                  Richard A. Redeker
                  Robin B. Smith
                  Stephen Stoneburn
                  Nancy H. Teeters

2(a). To approve an amendment of the Fund's investment restrictions regarding investment in shares of other investment companies.

2(b). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

2(c). To approve an amendment of the Fund's investment restriction regarding securities lending.

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending October 31, 1996.

4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This Proxy, when proprly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

Place "X" Only in One Box
  1.  Election of Nominees

For           Withhold         For All Except
All              All           As Listed Below
[_]              [_]                [_]

List Exceptions:
                --------------------------------

                --------------------------------

                --------------------------------

Voting Instructions: Mark your vote
(For, Against, Abstain) IN THE BOX.

       FOR             AGAINST           ABSTAIN

2(a).  [_]               [_]               [_]

2(b).  [_]               [_]               [_]

2(c).  [_]               [_]               [_]

3.     [_]               [_]               [_]

4.     [_]               [_]               [_]

[BAR CODE APPEARS HERE]


- -----------------------------------
Date
X
- -----------------------------------
Signature
X
- -----------------------------------
Signature if Held Jointly

[Name/Address of Shareholder]

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

 .    For election of Nominees;
     .    Mark "FOR ALL" if you wish to vote for all nominees.
     .    Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     . Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy card.

 . Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:
     . Make dark, heavy marks within the appropriate box to indicate your selection.
     .    Use a pencil or pen--black or blue ink only--to complete the form.
     .    Do not make any stray marks on the form.
     .    Erase all unwanted marks completely.

       Proper Marks     For             Against          Abstain

                    [EXAMPLE OF PROPER MARKS APPEARS HERE]

     Improper Marks     For             Against          Abstain

                   [EXAMPLE OF IMPROPER MARKS APPEARS HERE]

 .    If you wish to attend the meeting and vote your shares, mark the box for a
     "Legal Proxy" and one will be mailed to you.

 .    If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

 .    NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

 .    It is very important that you date and sign your card.  Failure to do so may result in your proxy being declared invalid.

 .    After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosed postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

ADDITIONAL EXCEPTED NOMINEES
- ----------------------------
- ----------------------------
- ----------------------------

Proposal Section. Please retain for your records

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.



                                PROXY SERVICES

YOUR VOTE IS IMPORTANT!      PROXY SERVICES, PO BOX 550, NEW YORK, NY 10013-05

To Our Clients:

The enclosed proxy material pertains to shares we hold in your account in "Street" name (that is, not registered in your name). As the holder of record, only we can vote these shares at the stockholders' meeting.

To allow us to vote your shares in accordance with your direction, please indicate your instructions on the enclosed proxy, sign it and return it to us in the enclosed self-addressed stamped envelope. The Exchange rules state that if your instructions are not received by the tenth day before the meeting, the proxy may be voted at our discretion. If you are unable to return the proxy by that date, you may still communicate your instructions by contacting your financial advisor. As long as we receive your instructions prior to the stockholders' meeting, we will follow them, even if your discretionary vote has already been given.

If you sign without otherwise marking the form, the shares will be voted as recommended by management on the meeting agenda. If you wish to attend the meeting in person or have a legal proxy covering your shares, please contact your financial advisor.

Form 2502 (REV. 7-96)

Your Vote is Important!    PROXY SERVICES, PO BOX 550, NEW YORK, NY 10013-0550
- ------------------------------------------------------------------------------
To Our Clients:

The enclosed proxy material pertains to shares we hold in your account in "Street" name (that is, not registered in your name). As the holder of record, only we can vote these shares at the stockholders' meeting.

Because all the proposals are non-routine, the Exchange rules state that to represent your shares at the meeting, we must have your specific voting instructions.

Please mark your choices on the proxy and be sure to sign it. Return the form to us promptly in the enclosed self-addressed stamped envelope.

If you sign without otherwise marking the form, the shares will be voted as recommended by the management on a meeting agenda.

If you wish to attend the meeting in person or have a legal proxy covering your shares, please contact your financial advisor.
- -------------------------------------------------------------------------------
FORM 2503 (REV. 7-96)